                         UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA


IN RE:  TAL WIRELESS NETWORKS, INC.          CASE NO: 97-58435 MM
                                                      --------------
                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)
------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED     December, 1997
              ------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                            End of          End of        As of
                                                                                            Current         Prior        Petition
2.  ASSET/LIABILITY SUMMARY                                                                  Month          Month         Filing
                                                                                          -----------     ----------    -----------
     Current Assets (Market Value)                                                           $129,325       $197,071       $245,867
                                                                                          -----------     ----------    -----------

     Total Assets (Market Value)                                                           $5,549,443     $5,617,189     $5,665,985
                                                                                          -----------     ----------    -----------
     Current Liabilities                                                                      $11,217             $0             $0
                                                                                          -----------     ----------    -----------

     Total Liabilities                                                                     $5,478,252     $5,467,035     $5,467,035
                                                                                          -----------     ----------    -----------

                                                                                                                         Petition
                                                                                            Current         Prior        Date to
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                     Month          Month        Month End
                                                                                          -----------     ----------    -----------
     a. Total Receipts                                                                         $4,000         $5,174        $11,033
                                                                                          -----------     ----------    -----------

     b. Total Disbursements                                                                        $0            $18         $2,314
                                                                                          -----------     ----------    -----------

     c. Excess (Deficiency) of Receipts Over Disbursements (a - b)                             $4,000         $5,156         $8,719
                                                                                          -----------     ----------    -----------
     d. Cash Balance Beginning of Month                                                       $21,200        $16,044
                                                                                          -----------     ----------

     e. Cash Balance End of Month (c + d)                                                     $25,200        $21,200
                                                                                          -----------     ----------
                                                                                          -----------     ----------

4.  POST-PETITION LIABILITIES & RECEIVABLES                                               Receivables                   Liabilities
                                                                                          -----------                   -----------
     Balance at End of Previous Month                                                         $75,156                            $0
                                                                                          -----------                   -----------
     Balance at End of Current Month                                                          $75,156                       $11,217
                                                                                          -----------                   -----------

5.  PAST DUE POST-PETITION LIABILITIES
     Balance at End of Previous Month (over 30 days)                                               $0
                                                                                          -----------
     Balance at End of Current Month (over 30 days)                                                $0
                                                                                          -----------


                                                                                                           Yes             No
                                                                                                           ----            --
6.  Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)         X
                                                                                                      -------------   -------------


7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name
    of payee)                                                                                                         X
                                                                                                      -------------   -------------

8.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount
    and reason for payment, and name of payee)                                                                        X
                                                                                                      -------------   -------------

9.  Have any payments been made to professionals?  (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                                   X
                                                                                                      -------------   -------------


10. If you answered yes to line 7,8, or 9, were all such payments approved by
    the court?                                                                                                        X
                                                                                                      -------------   -------------

11. Is the estate insured for replacement cost of assets and for general
    liability?                                                                                                        X
                                                                                                      -------------   -------------

12. Are U.S. Trustee quarterly fees current?                                                          X
                                                                                                      -------------   -------------

    I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

    Date:    January 19, 1998                      /s/ Richard J. Redett
            ---------------------           ------------------------------------
                                                    Responsible Individual

Effective 1/1/95

                                       BALANCE SHEET
                                  (GENERAL BUSINESS CASE)

                                FOR THE MONTH ENDED  December
                                                     --------

                                           ($____)


   ASSETS


                                                           From Schedules    Market Value
                                                           --------------  ----------------

     CURRENT ASSETS
 1      Cash and cash equivalents - unrestricted                                    $25,200
                                                                           ----------------
 2      Cash and cash equivalents - restricted                                           $0
                                                                           ----------------
 3      Accounts receivable (net)                                   A               $75,156
                                                                           ----------------
 4      Inventory                                                   B                    $0
                                                                           ----------------
 5      Prepaid expenses                                                            $28,969
                                                                           ----------------
 6      Other:
            -------------------------------------                          ----------------
 7      -------------------------------------------                        ----------------

 8         TOTAL CURRENT ASSETS                                                    $129,325
                                                                           ----------------


   PROPERTY AND EQUIPMENT (MARKET VALUE)
 9      Real property                                               C                    $0
                                                                           ----------------
10      Machinery and equipment                                     D                    $0
                                                                           ----------------
11      Furniture and fixtures                                      D                $7,500
                                                                           ----------------
12      Office equipment                                            D                    $0
                                                                           ----------------
13      Leasehold improvements                                      D                    $0
                                                                           ----------------
14      Vehicles                                                    D                    $0
                                                                           ----------------
15      Other:                                                      D
               ------------------------------------                        ----------------
16                                                                  D
        -------------------------------------------                        ----------------
17                                                                  D
        -------------------------------------------                        ----------------
18                                                                  D
        -------------------------------------------                        ----------------
19                                                                  D
        -------------------------------------------                        ----------------

20         TOTAL PROPERTY AND EQUIPMENT                                              $7,500
                                                                           ----------------

   OTHER ASSETS
21      Notes receivable-net of allowances                                       $5,000,000
        -------------------------------------------                        ----------------
22      Investment-NST                                                             $300,000
        -------------------------------------------                        ----------------
23      Investment-subs                                                            $112,618
        -------------------------------------------                        ----------------
24      Accounts receivable-intercompany net of
          allowances                                                                     $0
        -------------------------------------------                        ----------------

25         TOTAL OTHER ASSETS                                                    $5,412,618
                                                                           ----------------

26         TOTAL ASSETS                                                          $5,549,443
                                                                           ----------------
                                                                           ----------------



     NOTE:
            Indicate the method used to estimate the market value of assets
            (e.g., appraisals; familiarity with comparable market prices, etc.)
            and the date the value was determined.  Estimated based on experience
            ------------------------------------------------------------------
            ------------------------------------------------------------------
            ------------------------------------------------------------------
            ------------------------------------------------------------------
            ------------------------------------------------------------------
            ------------------------------------------------------------------


  Effective 1/1/95

                                 LIABILITIES AND EQUITY
                                 (GENERAL BUSINESS CASE)

                                           ($____)


   LIABILITIES                                                       From Schedules
                                                                     --------------

     POST-PETITION

       CURRENT LIABILITIES
27       Salaries and wages
                                                                                      ---------------
28       Payroll taxes
                                                                                      ---------------
29       Real and personal property taxes
                                                                                      ---------------
30       Income taxes
                                                                                      ---------------
31       Notes payable (short term)
                                                                                      ---------------
32       Accounts payable (trade)                                             A                    $0
                                                                                      ---------------
33       Real property lease arrearage
                                                                                      ---------------
34       Personal property lease arrearage
                                                                                      ---------------
35       Accrued professional fees                                                            $11,217
                                                                                      ---------------
36       Current portion of long-term debt (due within 12 months)
                                                                                      ---------------
37       Other:
                     --------------------------------------------                     ---------------
38
         --------------------------------------------------------                     ---------------
39
         --------------------------------------------------------                     ---------------

40       TOTAL CURRENT LIABILITIES                                                            $11,217
                                                                                      ---------------

41   LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                      ---------------

42       TOTAL POST-PETITION LIABILITIES                                                      $11,217
                                                                                      ---------------

     PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43       Secured claims                                                       E              $100,000
                                                                                      ---------------
44       Priority unsecured claims                                            E              $101,776
                                                                                      ---------------
45       General unsecured claims                                             E            $5,265,259
                                                                                      ---------------

46       TOTAL PRE-PETITION LIABILITIES                                                    $5,467,035
                                                                                      ---------------

47       TOTAL LIABILITIES                                                                 $5,478,252
                                                                                      ---------------

     EQUITY (DEFICIT)

48       Preferred Stock                                                                      $80,000
                                                                                      ---------------
49       Common Stock                                                                         $28,846
                                                                                      ---------------
50       Additional Paid-In Capital                                                       $18,461,441
                                                                                      ---------------
51       Accumulated Deficit                                                             ($18,464,353)
                                                                                      ---------------
52   Market value adjustment                                                                 ($34,743)
                                                                                      ---------------
53       TOTAL EQUITY (DEFICIT)                                                               $71,191
                                                                                      ---------------


54       TOTAL LIABILITIES AND EQUITY (DEFICIT)                                            $5,549,443
                                                                                      ---------------
                                                                                      ---------------

  Effective 1/1/95

                                   SCHEDULES
                           (GENERAL BUSINESS CASE)
                                ($__________)

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE


                                                                   Accounts                 Accounts Payable         Past Due
Receivables and Payables Ageings                                  Receivable                 [Post Petition]     Post Petition Debt
                                                                  ----------                ----------------     ------------------
  0 -30 Days
                                                                  ----------                ----------------
  31-60 Days
                                                                  ----------                ----------------
  61-90 Days                                                                                                                     $0
                                                                  ----------                ----------------     ------------------
  91+ Days                                                           $75,156
                                                                  ----------                ----------------
  Total accounts receivable/payable                                  $75,156                              $0
                                                                  ----------                ----------------
                                                                                            ----------------
  Allowance for doubtful accounts
                                                                  ----------
  Accounts receivable (net)                                          $75,156
                                                                  ----------
                                                                  ----------


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


Types and Amount of Inventory(ies)                             Cost of Goods Sold
----------------------------------                             ------------------

                                     Inventory(ies)            Inventory Beginning of Month                                 $68,271
                                                                                                                 ------------------
                                       Balance at
                                      End of Month             Add -
                                     -------------
Retail/Restaurants -                                                 Net purchases
                                                                                                                 ------------------
  Product for resale                                                 Direct labor
                                     --------------                                                              ------------------
                                                                     Manufacturing overhead
                                                                                                                 ------------------
Distribution -                                                       Freight in
                                                                                                                 ------------------
  Product for resale                                                 Other:
                                     --------------
                                                                     ----------------------                      ------------------
Manufacturer -
                                                                     ----------------------                      ------------------
  Raw materials
                                     --------------
  Work-in-progress                                              Less -
                                     --------------
  Finished goods                                                     Inventory End of Month
                                     --------------                                                              ------------------
                                                                     Shrinkage
                                                                                                                 ------------------
  Other -                                                            Personal Use
                                     --------------                                                              ------------------
   Explain
            -----------------------
  ---------------------------------                             Cost of Goods Sold                                          $68,271
                                                                                                                 ------------------
                                                                                                                 ------------------
     TOTAL                                       $0
                                     --------------
                                     --------------



Method of Inventory Control                                    Inventory Valuation Methods
---------------------------                                    ---------------------------
Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory valuation used.
    Yes        No     X
        --           --
How often do you take a complete physical inventory?           Valuation methods -
                                                                     FIFO cost
                                                                                            ---------------
   Weekly                                                            LIFO cost
                 --                                                                         ---------------
   Monthly                                                           Lower of cost or
                 --                                                                         ---------------
   Quarterly                                                           market               X
                 --                                                                         ---------------
   Semi-annually                                                     Retail method
                 --                                                                         ---------------
   Annually      X
                 --
                                                                     Other -
                                                                                            ---------------
Date of last physical inventory was   Unknown                          Explain
                                      ----------------                 ------------------------------------------------
Date of next physical inventory is    N/A
                                      ----------------                 ------------------------------------------------

Effective 1/1/95

                                   SCHEDULE C
                                 REAL PROPERTY


Description                                                                                 Cost         Market Value
-----------                                                                             -------------    ------------
None
-------------------------------------------------------------------------------         -------------    ------------
-------------------------------------------------------------------------------         -------------    ------------
-------------------------------------------------------------------------------         -------------    ------------
-------------------------------------------------------------------------------         -------------    ------------
    TOTAL                                                                                          $0              $0
                                                                                        -------------    ------------
                                                                                        -------------    ------------


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                 Cost         Market Value
-----------                                                                             -------------    ------------
MACHINERY & EQUIPMENT -

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------
    TOTAL                                                                                          $0              $0
                                                                                        -------------    ------------
                                                                                        -------------    ------------

FURNITURE & FIXTURES -
                                                                                              $49,683          $7,500
-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------
    TOTAL                                                                                     $49,683          $7,500
                                                                                        -------------    ------------
                                                                                        -------------    ------------

OFFICE EQUIPMENT -

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------
    TOTAL                                                                                          $0              $0
                                                                                        -------------    ------------
                                                                                        -------------    ------------

LEASEHOLD IMPROVEMENTS -

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------
    TOTAL                                                                                          $0              $0
                                                                                        -------------    ------------
                                                                                        -------------    ------------

VEHICLES -

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------

-------------------------------------------------------------------------------         -------------    ------------
    TOTAL                                                                                          $0              $0
                                                                                        -------------    ------------
                                                                                        -------------    ------------


                                   SCHEDULE E
                            PRE-PETITION LIABILITIES


                                                                                            Claimed        Allowed
List Total Claims For Each Classification -                                                  Amount       Amount  (b)
-------------------------------------------                                              -------------    ------------
   Secured claims  (a)                                                                        $100,000
                                                                                         -------------    ------------
   Priority claims other than taxes
                                                                                         -------------    ------------
   Priority tax claims                                                                        $101,776
                                                                                         -------------    ------------
   General unsecured claims                                                                 $5,265,259
                                                                                         -------------    ------------

   (a)   List total amount of claims even if under secured.

   (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                           RENTAL INCOME INFORMATION
                  Not Applicable to General Business Cases.

Effective 1/1/95

                                           STATEMENT OF OPERATIONS
                                           (GENERAL BUSINESS CASE)

                                        FOR THE MONTH ENDED  December
                                                             --------
                                               $_____________


       Current Month
--------------------------------                                                         Cumulative      Next Month
  Actual    Forecast   Variance                                                         (Case To Date)    Forecast
---------   --------   ---------                                                        --------------   ----------
                                        REVENUES
  $4,000                 $4,000     1     Gross Sales                                          $4,000
---------   --------   ---------                                                        --------------   ----------
                             $0     2     less: Sales Returns & Allowances
---------   --------   ---------                                                        --------------   ----------
  $4,000          $0     $4,000     3     Net Sales                                            $4,000            $0
---------   --------   ---------                                                        --------------   ----------
 $68,271                $68,271     4     less: Cost of Goods Sold (Schedule 'B')             $68,271
---------   --------   ---------                                                        --------------   ----------
($64,271)         $0   ($64,271)    5     Gross Profit                                       ($64,271)           $0
---------   --------   ---------                                                        --------------   ----------
                             $0     6     Interest
---------   --------   ---------                                                        --------------   ----------
                                    7     Other Income:
                             $0     8
---------   --------   ---------          ------------------------------------------    --------------   ----------
                             $0     9
---------   --------   ---------          ------------------------------------------    --------------   ----------

($64,271)         $0   ($64,271)   10       TOTAL REVENUES                                   ($64,271)           $0
---------   --------   ---------                                                        --------------   ----------


                                        EXPENSES
                             $0    11     Compensation to Owner(s)/Officer(s)
---------   --------   ---------                                                        --------------   ----------
                             $0    12     Salaries/Commissions
---------   --------   ---------                                                        --------------   ----------
                             $0    13     Management Fees
---------   --------   ---------                                                        --------------   ----------
                             $0    14     Depreciation
---------   --------   ---------                                                        --------------   ----------
                             $0    15     Taxes:
---------   --------   ---------                                                        --------------   ----------
                             $0    16       Employer Payroll Taxes
---------   --------   ---------                                                        --------------   ----------
                             $0    17       Real Property Taxes
---------   --------   ---------                                                        --------------   ----------
                             $0    18       Other Taxes
---------   --------   ---------                                                        --------------   ----------
                             $0    19     Other Selling
---------   --------   ---------                                                        --------------   ----------
                             $0    20     Other Administrative                                    $18
---------   --------   ---------                                                        --------------   ----------
                             $0    21     Interest
---------   --------   ---------                                                        --------------   ----------
                                   22     Other Expenses:
                             $0    23     Storage Rental                                         $786
---------   --------   ---------          -------------------------------------------   --------------   ----------
                             $0    24     Accounting                                           $1,510
---------   --------   ---------          -------------------------------------------   --------------   ----------
                             $0    25
---------   --------   ---------          -------------------------------------------   --------------   ----------
                             $0    26
---------   --------   ---------          -------------------------------------------   --------------   ----------
                             $0    27
---------   --------   ---------          -------------------------------------------   --------------   ----------
                             $0    28
---------   --------   ---------          -------------------------------------------   --------------   ----------
                             $0    29
---------   --------   ---------          -------------------------------------------   --------------   ----------
                             $0    30
---------   --------   ---------          -------------------------------------------   --------------   ----------

      $0          $0         $0    31       TOTAL EXPENSES                                     $2,314            $0

($64,271)         $0   ($64,271)   32   SUBTOTAL                                             ($66,585)           $0
---------   --------   ---------                                                        --------------   ----------


                                        REORGANIZATION ITEMS
 $14,692               ($14,692)   33     PROFESSIONAL FEES                                   $59,336
---------   --------   ---------                                                        --------------   ----------
                             $0    34     PROVISIONS FOR REJECTED EXECUTORY CONTRACTS
---------   --------   ---------                                                        --------------   ----------
                                          INTEREST EARNED ON ACCUMULATED CASH
                             $0    35       RESULTING FROM CHP 11 CASE
---------   --------   ---------                                                        --------------   ----------
                             $0    36     GAIN OR (LOSS) FROM SALE OF EQUIPMENT
---------   --------   ---------                                                        --------------   ----------
                             $0    37
---------   --------   ---------          -------------------------------------------   --------------   ----------
                             $0    38
---------   --------   ---------          -------------------------------------------   --------------   ----------

 $14,692          $0   ($14,692)   39       TOTAL REORGANIZATION ITEMS                        $59,336            $0
---------   --------   ---------                                                        --------------   ----------

($78,963)         $0   ($78,963)   40   NET PROFIT (LOSS) BEFORE FEDERAL &
                                          STATE TAXES                                       ($125,921)           $0
---------   --------   ---------                                                        --------------   ----------
                             $0    41     FEDERAL & STATE INCOME TAXES
---------   --------   ---------                                                        --------------   ----------

($78,963)         $0   ($78,963)   42   NET PROFIT (LOSS)                                   ($125,921)           $0
---------   --------   ---------                                                        --------------   ----------
---------   --------   ---------                                                        --------------   ----------



EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Effective 1/1/95

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            (GENERAL BUSINESS CASE)

                         FOR THE MONTH ENDED December
                                             --------

CASH BALANCE BEGINNING OF MONTH                                        $21,200
                                                                       -------

CASH RECEIPTS (1)                                                       $4,000
                                                                       -------

CASH DISBURSEMENTS (1)                                                      $0
                                                                       -------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                      $4,000
                                                                       -------

CASH BALANCE END OF MONTH                                              $25,200
                                                                       -------
                                                                       -------



RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                        Account 1      Account 2     Account 3
                                       -----------  ---------------  ---------
BANK                                   Wells Fargo  Bank of America  Citibank
                                       -----------  ---------------  ---------
ACCOUNT TYPE                           General      General          General
                                       -----------  ---------------  ---------
ACCOUNT NO.                            0114-458243  18153-00477      45340826
                                       -----------  ---------------  ---------
ACCOUNT PURPOSE                        Operations   None             None
                                       -----------  ---------------  ---------

BALANCE, END OF MONTH                      $25,200               $0         $0
                                       -----------  ---------------  ---------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS       $25,200
                                       -----------
                                       -----------


(1) Excluding bank transfers between your accounts.

Effective 1/1/95